                                                                    EXHIBIT 10.1


                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

==============================================================================================================================
      Principal             Date             Maturity       Loan No.     Call   Collateral    Account     Officer    Initials
    $7,500,000.00     October 7, 1997    October 7, 2002      0001                            7373872       945
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  RANKIN AUTOMOTIVE GROUP, INC.             LENDER:  HIBERNIA NATIONAL BANK
           F/K/A RANKIN AUTOMOTIVE WAREHOUSE, INC.            (TIN:  72-0210640)
           (TIN:  72-0838383)                                 P. O. BOX 351
           3709 SOUTH MACARTHUR DRIVE                         ALEXANDRIA, LOUISIANA 71309
           ALEXANDRIA, LOUISIANA 71301

WHEREAS BORROWER AND LENDER ENTERED INTO A LOAN AGREEMENT ON THE 12TH DAY OF DECEMBER, 1995;

WHEREAS BORROWER AND LENDER HAVE AGREED TO VARIOUS AMENDMENTS TO THE LOAN AGREEMENT EFFECTIVE THE 7TH DAY OF OCTOBER, 1997;

THIS AMENDED AND RESTATED LOAN AGREEMENT between RANKIN AUTOMOTIVE GROUP, INC. F/K/A RANKIN AUTOMOTIVE WAREHOUSE, INC. ("BORROWER") and HIBERNIA NATIONAL BANK ("LENDER") is made and executed on the following terms and conditions. Borrower has applied to Lender for a loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La.-R.S. 10:1-101, et seq.). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         ACCOUNT. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

         ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

         ADJUSTED NET WORTH. The term "Adjusted Net Worth" shall mean Borrower's Tangible Net Worth less amounts (a) due from an officer, an employee or agent of Borrower, or (b) due from any person or entity which is a subsidiary of, or is affiliated with, or related to, Borrower or any of its shareholders, officers, or directors, (c) due for any intangible assets as defined in accordance with generally accepted accounting principles (GAAP), or (e) due for any assets which are excluded pursuant to the exercise of reasonable discretion of Lender.

         ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

         AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Loan Agreement from time to time.

         APPLICABLE INTEREST MARGIN. The term "Applicable Interest Margin" shall mean that percentage interest rate per annum of 2.50% added on to the "LIBOR Index Rate" as defined herein.

         AFCO, INC. The term "AFCO, Inc." means Autoparts Finance Company, Inc., (TIN: 51-0001902), a Delaware corporation, World Houston Plaza, 15710 John F. Kennedy Boulevard, Suite 700, Houston, TX 77032-2347, its successors and assigns.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 2
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------


         A.P.S., INC.. The term "A.P.S., Inc." means American Parts System, Inc., a Delaware Corporation, (TIN: 95-2221166), World Houston Plaza, 15710 John F. Kennedy Boulevard, Suite 700, Houston, Texas 77032- 2347, its successors and assigns.

         A.P.S., INC., MERCHANDISE REPURCHASE AGREEMENT. The term "A.P.S., Inc., Merchandise Repurchase Agreement" shall mean that Merchandise Repurchase Agreement dated the 11th day of December, 1995, by and between A.P.S., Inc., Borrower and Lender.

         AUTHORIZED PERSONS. The words "Authorized Persons" mean individually, collectively and interchangeably Randall B. Rankin.

         BORROWER. The word "Borrower" means individually, collectively and interchangeably RANKIN AUTOMOTIVE GROUP, INC.. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates of Borrower".

         BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $7,500,000.00; or (b) the sum of (i) 80% of the aggregate amount of ELIGIBLE RECEIVABLES or such lesser percentage as Lender determines appropriate, in its sole discretion, exercising reasonable credit judgment, plus (ii) the lesser of (1)$5,000,000.00 or (2) 70% of the aggregate amount of the Borrower's cost of inventory covered by the A.P.S., Inc. Merchandise Repurchase Agreement and 50% of the Borrower's cost of all other inventory. "ELIGIBLE RECEIVABLES" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any ELIGIBLE RECEIVABLE against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, ELIGIBLE RECEIVABLES do not include: (a) Accounts that are not encumbered by a first priority perfected security interest granted in favor of Lender, where first priority perfection is confirmed by evidence or opinions acceptable to Lender; (b) Accounts that are not free and clear of all security interests, liens, encumbrances, and claims of third parties, except for Permitted Liens; (c) Accounts that have not been paid in full within ninety (90) days from the invoice date; (d) Accounts of any Account Debtor with more than fifty percent (50%) aggregate Accounts owned being due and payable for more than ninety (90) days from the Invoice date, unless Lender, upon request of Borrower and in its sole discretion, agrees to allow inclusion of the Accounts from any particular Account Debtor for a particular month as ELIGIBLE RECEIVABLES; (e) Accounts with respect to which the Account Debtor is a shareholder, a director, an officer, an employee, or an agent of Borrower; (f) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors; (g) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional; (h) Accounts with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender; (i) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower; (j) Accounts which are subject to dispute, counterclaim or setoff; (k) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor; (l) Accounts with respect to which Lender, in its sole discretion, reasonably deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory or uncollectible; (m) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due; (n) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States, unless encumbered by a first priority perfected security interest granted in favor of Lender, acknowledged by the appropriate governmental agency and where first priority perfection is confirmed by evidence or opinions acceptable to Lender; (o) Notes Receivable; (p) any other type or class of accounts receivable determined as ineligible by any field audit conducted by the Lender or its agent. Furthermore, if Borrower has accounts receivable from a Person and Borrower has accounts payable to the same Person, the Lender, at its option, may exclude that portion of the accounts receivable equal to the accounts payable, so that only the excess (if any) of the accounts receivable over the accounts payable will be included in the Borrowing Base. In no instance shall "ELIGIBLE INVENTORY" exceed $7,142,857.14. ELIGIBLE INVENTORY shall be valued at Borrower's cost. "ELIGIBLE INVENTORY" mean, at any time, all of the inventory of Borrower as defined below except: (a) Inventory that is not encumbered by a first priority perfected security interest granted in favor of Lender, where first priority perfection is confirmed by evidence or opinions acceptable to Lender; (b) Inventory that is not owned by Borrower free and clear of all security interests, liens, encumbrances, and

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 3
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------


         claims of third parties, except for Permitted Liens; (c) Inventory that Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for sale or further processing; and, (d) Inventory recommend to be excluded by field audit conducted by the Lender or its agent. The amount of the Borrowing Base shall be established at least monthly if Borrower has not been directed by Lender to establish and maintain Dominion Account Status. In the event Lender has directed Borrower to establish and maintain Dominion Account Status then, in such an event, the amount of the Borrowing Base shall be established daily based on the Borrowing Base Certificate provided by each Borrower to the Bank. Any inventory or accounts receivable that are ELIGIBLE INVENTORY or ELIGIBLE RECEIVABLES at any time, but which subsequently fail to meet any of the foregoing requirements, shall forthwith cease to be ELIGIBLE INVENTORY or ELIGIBLE RECEIVABLES, as the case may be, until such time as they once again meet all of the foregoing requirements.

         BORROWING BASE CERTIFICATE. The words "Borrowing Base Certificate" mean the borrowing base certificate described below.

         BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open for business in Alexandria, Louisiana, excluding Saturdays.

         COLLATERAL. The word "Collateral" means and includes individually, collectively, interchangeably and without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL".

         COLLATERAL VALIDITY GUARANTY. The words "Collateral Validity Guaranty" means that agreement executed by Randall B. Rankin on October 7, 1997.

         DEBT. The term "Debt" shall mean all of Borrower's liabilities.

         DOMINION ACCOUNT STATUS. The term "Dominion Account Status" shall mean Lender's written notification to Borrower, to: (1) establish and maintain a "Dominion Account" as hereinafter defined, (2) and upon Borrower's receipt of such notice, Borrower shall initiate and comply with within thirty (30) days, the procedures set forth and further described in the section herein entitled (a) "Borrowing Base Certificates" (b) and the section herein entitled "Line of Credit" as it relates more particularly to the "Borrowing Base calculation" in conjunction with Borrower's "request for an advance". Upon initiation of "Dominion Account Status," this status shall remain in full force, and effect, and this status shall not be terminated until written notice of its termination shall have been delivered by Lender to Borrower.

         DEBTOR. The word "Debtor" means individually, collectively and interchangeably each person or entity obligated upon any Account and any grantor of a security interest as security for any Account.

         EARNINGS BEFORE INTEREST EXPENSE AND TAXES. (EBIT) The term "EBIT" shall mean Total Revenues minus Operating Expenses as defined herein.

         EFFECTIVE DATE. The words "Effective Date" mean the 1st day of August, 1997 the date this Amended an Restated Loan Agreement became effective.

         ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         EVENT OF DEFAULT. The words "Event of Default" mean individually, collectively, and interchangeably any of the Events of Default set forth below in the Section titled "EVENTS OF DEFAULT".

         EXPIRATION DATE. The words "Expiration Date" mean the earlier of (a) in the event an Event of Default occurs, the date Lender demands repayment, in full, of the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid, (b) the date of termination of Lender's commitment to lend under this Agreement, or (c) the latest stated maturity date of the Note, August

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 4
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------


         31, 2002, and any renewals and extensions of the Note (PROVIDED, HOWEVER, THAT LENDER HAS MADE NO COMMITMENT TO, AND IS NOT OBLIGATED TO, RENEW THE NOTE OR EXTEND THE MATURITY DATE OF THE NOTE).

         GRANTOR. The word "Grantor" means and includes individually, collectively, interchangeably and without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

         GUARANTOR. The word " Guarantor" means and includes individually, collectively, interchangeably and without limitation, RANDALL B. RANKIN (SSN ###-##-####), AS DEFINED BY THE COLLATERAL VALIDITY GUARANTY.

         INDEBTEDNESS. The word "Indebtedness" means and includes individually, collectively, interchangeably and without limitation, any and all present and future loans, extensions of credit, liabilities and/or obligations of every nature and kind whatsoever that Borrower may now and in the future owe to or incur in favor of Lender and its successors or assigns, including without limitation, Borrower's Indebtedness in favor of Lender under the Note, whether such loans, extensions of credit, liabilities and/or obligations are direct or indirect, or by way of assignment, and whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, together with interest, costs, expenses, attorneys' fees and other fees and charges, whether or not any such Indebtedness may be barred under any statute of limitations or may be otherwise unenforceable or voidable for any reason.

         PRIME RATE INDEX. The term "Prime Rate Index" shall mean THE CHASE MANHATTAN BANK N.A. COMMERCIAL LENDING RATE subject to change from time to time, however, the interest rate change will not occur more often than daily.

         INTEREST EXPENSE. The term "Interest Expense" shall mean all interest paid on the "Borrower's Debt".

         LENDER. The word "Lender" means HIBERNIA NATIONAL BANK (TIN:
         72-0210640), its successors and assigns, and any subsequent holder or holders of Borrower's Loan and Note, or any interest therein.

         LEVERAGE POSITION. The ratio "Leverage Position" shall mean "Debt" as defined herein divided by Adjusted Net Worth as defined herein plus as defined herein.

         LIBOR OPTION. During any period of time that this "LIBOR Option" is in effect, the interest rate on all advances under the Line of Credit shall be the "LIBOR Index Rate", as hereinafter defined, plus 2.50%. "LIBOR Index Rate" is defined as the ninety (90) day London Interbank Offered Rate as quoted in the Wall Street Journal, as of the last day of any calendar quarter, commencing with the 30th day of September, 1997.

         LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the section titled "LINE OF CREDIT".

         LOAN. The words "Loan" and "Loans" mean and include any and all loans and financial accommodations from Lender to Borrower (or any of them) whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of Borrower's Loan.

         OPERATING EXPENSES. The words "Operating Expenses" shall mean all expenses incurred during the ordinary course of business, excluding interest expense, and taxes.

         NOTE. The word "Note" means Borrower's promissory note or notes evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor. The Note shall be drawn for the maximum amount of the Borrowing Base, shall provide for interest at the rate established for the Line of Credit, shall provide for payment, in full, of all principal interest and other charges by no later than the Expiration Date, and shall contain such other provisions (including, without limitation, provisions relating to calculation of interest, late charges, acceleration, default interest, cross-defaults, rights upon default, payment application, and attorneys' fees) as customarily incorporated by Lender in its commercial loan notes.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 5
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------


         PERMITTED LIENS. The words "Permitted Liens" mean (a) liens and security interests securing indebtedness owed by Borrower to Lender;
         (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets; (g) those liens and security interest with respect to equipment and/or motor vehicles acquired in the ordinary course of business securing debt of the Borrower aggregating no more than $250,000.00.

         RELATED DOCUMENTS. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, A.P.S., Inc., Merchandise Repurchase Agreement, Subordination Agreement, Subordination of Lien Agreements, UCC-3, Dominion and Master Account and Disbursement Procedure Agreement, attached hereto as Exhibit "A", and all other instruments and documents, whether now or hereafter existing, executed in connection with the "Indebtedness."

         SECURITY AGREEMENT. The words "Security Agreement" mean and include individually, collectively, interchangeably and without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         SECURITY INTEREST. The words "Security Interest" mean and include individually, collectively, interchangeably and without limitation any and all present and future mortgages, pledges, crop pledges, assignments and other security agreements directly or indirectly securing the repayment of Borrower's Loan and Note, whether created by law, contract, or otherwise.

         MINIMUM INTEREST COVERAGE. The ratio " Minimum Interest Coverage" shall mean "Earning Before Taxes and Interest" as defined herein, divided by "Interest Expense" as defined herein.

         INTEREST EXPENSE. The term " Interest Expense" shall mean all interest expense accrued and paid on " Debt" as defined herein.

         SUBSIDIARY. The word "Subsidiary" and "Subsidiaries" mean and include any wholly-owned subsidiary of Borrower, except that business known as The Travel Company operating at 1404 North 18th Street, Monroe, Louisiana.

         TANGIBLE NET WORTH. The term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible expenses, but including leaseholds and leasehold improvements) less total Debt in accordance with generally accepted accounting principles, consistently applied except for changes in account principals or practices with which the independent public accountants for Borrower occur.

         TOTAL REVENUE. The words "Total Revenue" shall mean all income generated during the ordinary course of business including, but not limited to, income generated from the sale of goods.

APPLICATION FOR AND PURPOSE OF THE LOAN. Borrower has applied to Lender for a Loan in the aggregate principal amount of U.S. $7,500,000.00 for the purpose of financing Borrower's origination and acquisition of Inventory in the ordinary course of business of Borrower and working capital.

LINE OF CREDIT. (a) Subject to and upon the terms and conditions contained in this Agreement, and relying on the representations and warranties contained in this Agreement, the Lender agrees to make a revolving line of credit available to the Borrower equal to the lesser of the Borrowing Base (as shown on the most recent timely submitted Borrowing Base Certificate) or $7,500,000.00. The line of credit is represented by a promissory note in the principal amount of $7,500,000.00, payable to the order of the Lender. The principal shall be payable as set forth in the note. Interest on the note shall accrue and be payable as set forth in the note. The note shall mature on October 7, 2002.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 6
LOAN NO. 7373872;0001                 (CONTINUED)
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         (b) If the date of the Borrowing Base calculation on the most recently submitted Borrowing Base Certificate is more than 5 days prior to a request for advance, the Borrower shall not be entitled to an advance until a timely Borrowing Base Certificate is provided to the Lender. If at the time of the request for an advance is made Borrower is not on Dominion Account Status then the Borrowing Base Certificate shall be prepared not later than the fifth (5th) day of the month in which the advance has been requested in accordance with Exhibit "B". If at the time of the Request for an advance is made Borrower is on Dominion Account Status, then the Borrowing Base Certificate shall be prepared not later than three (3) days prior to the date the request for an advance is made in accordance with Exhibit "B."

Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

         CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and any subsequent Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

                  (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender, including, without limitation (i) the Note,
                           (ii) Security Agreements granting to Lender security interests in the Collateral, (iii) Financing Statements perfecting Lender's Security Interests;
                           (iv) evidence of insurance as required below; and (v) any other documents required under this Agreement or by Lender or its counsel.

                  (b) Lender shall have received and reviewed Borrower's annual financial statements for the fiscal year ending February and these annual financial statements reflect no material adverse change in the financial condition or business of Borrower or any Subsidiary other than charge-offs discussed with Lender prior to execution of this Agreement.

                  (c) Lender be in possession of all Eligible Receivables and Eligible Inventory documentation.

                  (d) Lender shall have received copies of all evidences of unpaid indebtedness to others issued by Borrower and each Subsidiary.

                  (e) The form of all evidences of unpaid indebtedness issued by Borrower and each Subsidiary has been submitted to Lender for review.

                  (f) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

                  (g) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect and Lender shall have received evidence, acceptable to Lender, of the priority of Lender's security interests in the Collateral as contemplated by this Agreement.

                  (h) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

                  (i) Lender, at its option and for its sole benefit, shall have conducted an audit of the payment records, ledger sheets, and computer tapes or disks kept by Borrower and each Subsidiary to record payment information, and other books, records, and operations of Borrower and each Subsidiary, and Lender shall be satisfied as to their condition.

                  (j) Borrower shall have paid to Lender all other fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

                  (k) The representations and warranties set forth in this Agreement, in the Related Documents, and any document or certificate delivered to Lender under this Agreement are true and correct.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 7
LOAN NO. 7373872;0001                 (CONTINUED)
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                  (l)      There shall not exist at the time of any Advance a
                           condition which would constitute an Event of Default under this Agreement.

         MAKING LOAN ADVANCES. Advances under the Line of Credit, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

         VARIABLE INTEREST RATE All advances under the Line of Credit shall bear interest at a variable rate, which rate shall be determined pursuant to either the "Prime Rate Option" (as defined below) or the "LIBOR Option" (as defined below) (each an "Interest Rate Option"):

         (A) "Prime Rate Option" During any period of time that this "Prime Rate Option" is in effect, the interest rate on all advances under the Line of Credit shall be the Wall Street Journal Prime Commercial Lending Rate as published by the Wall Street Journal, as it may change from time to time, adjusted daily. Lender may, in its sole discretion, designate a substitute interest rate for the Wall Street Journal Prime Commercial Lending Rate if that rate becomes unavailable during any period of time that this Prime Rate Option is in effect will not occur more often than once each day.

         (B) "LIBOR Option" During any period of time that this "LIBOR Option" is in effect, the interest rate on all advances under the Line of Credit shall be the "LIBOR Index Rate", as hereinafter defined, plus 2.50%. "LIBOR Index Rate" is defined as the ninety (90) day London Interbank Offered Rate as quoted in the Wall Street Journal, as of the last day of any calendar quarter, commencing with the 30th day of September, 1997.

         (C) The Interest Rate Option to be used under this Line of Credit shall be determined as of the last day of each calendar quarter during the term of this Agreement, and once determined, that Interest Rate Option shall remain in effect from the first day of the following calendar quarter until the last day of the following calendar quarter. As of the last day of any calendar quarter, the Interest Rate Option to be used for the following calendar quarter shall be the Interest Rate Option that is, as of the last day of a calendar quarter, the lower of (i) the Wall Street Journal Prime Lending Rate, or
                  (ii) the LIBOR Index Rate plus 2.50%. Notwithstanding anything to the contrary herein during the period from the Effective Date to the 30th day of September, 1997, Borrower has selected the "LIBOR Option". During the period from the Effective Date to the 30th day of September, 1997, the LIBOR Index Rate is the ninety (90) day London Interbank Offered Rate as quoted in the Wall Street Journal on the 30th day of September, 1997.

         (D) The term "calendar quarter" as used herein shall mean the four three month periods consisting of January 1 to March 31, April 1 to September 30, July 1 to September 30, and October 1, to December 31 of each year during the term of this Note.

         (E) The interest rate charged on advances under the Line of Credit are not necessarily the lowest rates charged by Lender on its loans. Borrower understands that Lender may make loans based on other rates as well. Under no circumstance, however, will the interest rate under the Line of Credit be more than the maximum interest rate allowed by applicable law.

         OVERLINES AND OVERADVANCES. In the event the unpaid principal amount of the outstanding Advances under the Line of Credit ever exceeds $7,500,000.00 (the maximum amount of the Borrowing Base), Borrower agrees to pay the excess amount (an "overline") immediately upon demand by lender. In the event the unpaid principal amount of the outstanding Advances under the Line of Credit ever exceeds the Borrowing Base, Borrower agrees to pay the excess amount (an "overadvance") immediately upon demand by Lender. Overlines and overadvances shall bear interest at the rate stated in the Note. If not sooner paid, interest on overlines and overadvances shall be paid on the lst day of each month, until the Expiration Date. Upon request of Lender, Borrower shall execute a promissory note, payable to the order of Lender, to represent the amount of any overline and any overadvance; however, Borrower acknowledges and agrees that the records

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 8
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         of Lender and this Agreement shall constitute conclusive evidence of any overline or overadvance and the obligation of Borrower to repay any overline or overadvance, with interest. All overlines and overadvances for which Lender has not demanded payment earlier, and all unpaid and accrued interest on overlines and overadvances not due and payable earlier, shall be due and payable on the Expiration Date. Borrower acknowledges and agrees that Lender is not obligated to Borrower to fund any Advance that would create an overline or an overadvance.

         MANDATORY PRINCIPAL REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

         LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the Line of Credit. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement, which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower and each Subsidiary (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "COLLATERAL"), including without limitation all present and future accounts, inventory, instruments, documents, contract rights, and general intangibles of Borrower and each Subsidiary. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

         PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute, and cause each Subsidiary to execute, such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower shall deliver, and cause each Subsidiary to deliver, to Lender any and all of the documents evidencing or constituting the Collateral, and note Lender's interest upon any and all Accounts if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute, and cause each Subsidiary to execute, one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any name change of Borrower or any of the Subsidiaries including any change to the assumed business names of Borrower or any of the Subsidiaries. Borrower also promptly will notify Lender of any change in the Social Security Number or Employer Identification Number of Borrower or any of the Subsidiaries. Borrower further agrees to notify Lender in writing prior to any change in address or location of any office of Borrower or any of the Subsidiaries or should Borrower or any of the Subsidiaries merge or consolidate with any other entity.

         COLLATERAL RECORDS. Borrower and each Subsidiary does now, and at all time hereafter shall, keep correct and accurate records of the Collateral and all payment and balance information, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts Receivable, Borrower agrees to keep and maintain, and cause each Subsidiary to keep and maintain, such balance and payment history records as Lender may require, including, without limitation, delinquency information.

         RIGHT TO COLLECT. Until an Event of Default occurs, Borrower, and each Subsidiary, may collect amounts due under any Accounts Receivable, subject to the obligation, if any, of Borrower and each Subsidiary to deposit all collections in a Dominion Account. At any time after any Event of Default occurs, Lender may exercise its rights to collect the Accounts Receivable and to notify Debtors to make payments directly to Lender for application to the indebtedness. This provision supersedes any contrary provision in any Security Agreement.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 9
LOAN NO. 7373872;0001                 (CONTINUED)
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         REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS RECEIVABLE. With
         respect to all Accounts Receivable, Borrower represents and warrants to
         Lender: (a) Each Account represents by Borrower or any of the Subsidiaries to be Eligible Receivables for purposes of this Agreement conforms to the requirements of the definition of Eligible Receivables;
         (b) All Accounts Receivable information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and
         (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit the records of Borrower and each Subsidiary and to verify and confirm with Debtors the accuracy of the balance and payment history of any account, to determine whether such Debtors have any offsets or counterclaims against Borrower or any Subsidiary, and such other matters which Lender may inquire.

DOMINION ACCOUNT. Until the Expiration Date, Borrower and each Subsidiary if required by Lender pursuant to Written Notice of "Dominion Account Status" shall establish and maintain a deposit account with Lender or with a bank designated by Lender (the "DOMINION ACCOUNT') into which Borrower shall deposit, daily, all amounts paid on any Accounts Receivable. All deposits shall be made no later than the first Business day after receipt by Borrower. Borrower shall have no right to draw upon the Dominion Account. On the second Business Day after a deposit into the Dominion Account, the amount of the deposit shall be drawn from the Dominion Account by Lender and applied to repayment of the Loan. Until an Event of Default occurs, the Dominion Account procedures established under this Agreement are provided in lieu of, and supersedes, the lock box provisions of any Security Agreement. Borrower acknowledges that upon execution of this Loan Agreement, it is required to establish a Dominion Account pursuant to the requirements of this section.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

         ORGANIZATION. Borrower and each Subsidiary are corporations which are duly organized, validly existing, and in good standing under the laws of the State of Louisiana.

         AUTHORIZATION. Borrower's execution, delivery and performance of this Agreement have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under Borrower's Articles of Incorporation or Bylaws, or any agreement or other instrument which may be binding upon Borrower, or under any law or governmental regulation or court decree or order applicable to Borrower and/or its properties. Borrower has the power and authority to enter into Borrower's Loan and Note and to grant collateral security therefor. Each Subsidiary has the power and authority to grant Security Interests in its property as security for Borrower's Loan and Note. Borrower and each Subsidiary have the further power and authority to own and to hold all or each of its assets and properties, and to carry on each of its businesses as presently conducted.

         INDEBTEDNESS OR DEBT. Payment of all notes, bonds, debentures, and all other evidences of indebtedness issued by Borrower and each Subsidiary (other than trade debt) has been subordinated to repayment of Borrower's Loan in an amount sufficient to maintain compliance at all times with all financial ratios.

         SUBSIDIARIES. Each of the Subsidiaries is a wholly-owned subsidiary of Borrower. The Subsidiaries are the only companies owned or operated by Borrower or any Guarantor.

         FIDUCIARY OBLIGATION OF BORROWER. Borrower and each Subsidiary shall act in a fiduciary capacity as to Lender with regard to receipt and collection by Borrower and each Subsidiary, in trust for and on behalf of Lender, of any and all amounts paid on the Collateral. If on Dominion Account Status, ALL AMOUNTS PAID ON THE COLLATERAL SHALL BE DEPOSITED INTO A DOMINION ACCOUNT. Any diversion or use by Borrower or any Subsidiary of any portion of any amount paid on the Collateral shall constitute an Event of Default.

         FINANCIAL INFORMATION. The financial statements of Borrower and each Subsidiary previously furnished to Lender are and were complete and correct, and were prepared in accordance with generally accepted accounting principles, and fairly represent the financial conditions and solvency of Borrower and each Subsidiary as of the date thereof. To the best of Borrower's knowledge, neither Borrower nor any Subsidiary has any contingent obligations or liabilities that were not disclosed or reserved against in Borrower's financial statements or in the notes thereto. Since the dates of such financial statements, there has been no material adverse change in the financial condition or business of Borrower or any Subsidiary.

         PROPERTIES. Except for Permitted Liens, Borrower and each Subsidiary own and have good title to all of their properties free and clear of all Security Interests, and have not executed any security documents or financing statements relating to such

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 10
LOAN NO. 7373872;0001                 (CONTINUED)
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         properties. All properties of Borrower and each Subsidiary are titled in the legal name of Borrower and each Subsidiary, and neither Borrower nor any Subsidiary has used, or filed a financing statement under, any other name for at least the last five (5) years other than those trade names listed on page 11 of this agreement listed under the section entitled "Trade Names".

         HAZARDOUS SUBSTANCES. The terms "hazardous substance", "disposal", "release", and "threatened release", as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 1801, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conversation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of the ownership by Borrower and each Subsidiary of the properties of Borrower and each Subsidiary, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties; (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents, and will cause each Subsidiary to authorize Lender and its agents, to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of this Agreement. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. Borrower hereby releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws.

         LITIGATION. There are no suits or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower, any Subsidiary, or any assets of Borrower or any Subsidiary, before any court or by any governmental agency, other than those previously disclosed to Lender in writing, which, if adversely determined, may have a material adverse effect on the financial condition or business of Borrower or any Subsidiary.

         TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower and each Subsidiary that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower or any Subsidiary in good faith in the ordinary course of business and for which adequate reserves have been provided.

         LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, neither Borrower nor any Subsidiary has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security interests and rights in and to such Collateral.

         BINDING EFFECT. This Agreement, Borrower's Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms. The Security Agreements and Guarantees executed by each of the Subsidiaries is binding upon each Subsidiary.

         COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

         EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower or any Subsidiary may have any liability complies in all material respects with all applicable requirements of law and regulations, and
         (a) no Reportable Event (as defined in ERISA) has occurred with respect to any such plan, (b) neither Borrower nor any Subsidiary has withdrawn from any such plan or initiated steps to do so, and (c) no steps have been taken to terminate any such plan.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 11
LOAN NO. 7373872;0001                 (CONTINUED)
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         LOCATION OF BORROWER'S OFFICES AND RECORDS. Each of the chief places of business of Borrower, and the office or offices where Borrower keeps its records concerning any of the Collateral is located at 3709 SOUTH MACARTHUR DRIVE, ALEXANDRIA, LOUISIANA.

         TAX IDENTIFICATION NUMBER OF BORROWER. The Tax Identification Number of Borrower is 72-0838383, and is the only Tax Identification Number used by Borrower for the last ten (10) years.

         TRADE NAMES. Neither Borrower nor any Subsidiary has operated any of its businesses under any other Trade Name for a period of ten (10) years preceding the date of this Agreement, except Big A Auto Parts, Grand Big A Auto Parts, Fas Parts, USA Auto Stores, Franklin Motor Supply, Grand Auto, Grand Auto of Texas, Motor Supply, East Texas Auto Supply, Rankin, Inc., Standard Machine Co., The Travel Co., Big A Machine Shop, Pineville Motor Supply, Bastrop Motor Supply, Rankin Auto Warehouse, Grand Big A Auto, Grand Big A Auto Warehouse, Grand/USA Auto Parts, National Auto Parts and any additional trade names shown on Exhibit "C" attached.

         INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower and any Subsidiary to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower and any Subsidiary to Lender will be, true and correct in every material respect on the date as of which such information is dated or certified; and one of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         SURVIVAL OF REPRESENTATION AND WARRANTIES. Borrower understands and agrees that Lender is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until the Expiration Date, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

         LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in the financial condition of Borrower or any Subsidiary, and (b) all litigation and claims and threatened litigation and claims affecting Borrower, any Subsidiary, or any other Guarantor which could materially affect the financial condition of Borrower, the financial condition of any Subsidiary, or the financial condition of any other Guarantor.

         FINANCIAL RECORDS. Maintain its books and records, and cause each Subsidiary to maintain its books and records, in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender, and cause each Subsidiary to permit Lender, to examine and audit the books and records of Borrower and each Subsidiary at all reasonable times, at Borrower's expense.

         FINANCIAL REPORTS. All financial statements and reports required to be provided under this Agreement, shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified as being true and correct to the best knowledge and belief by the chief financial officer or other officer or person acceptable to Lender.

         BORROWER'S ANNUAL FINANCIAL STATEMENT. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, fiscal year-end financial statements of Borrower (which, beginning the statements for the fiscal year ending February 25, 1997, shall be consolidated statements for Borrower and the Subsidiaries), including a balance sheet and an income statement and a statement of changes in financial position, audited by a certified public accountant acceptable to Lender in accordance with generally accepted accounting principals. At the request of Lender, Borrower shall also furnish fiscal year-end financial statements for each Subsidiary, including a balance sheet and an income statement and a statement of changes in financial position, prepared and certified as correct to the best knowledge and belief by the chief financial officer of the Subsidiary or other officer or person acceptable to Lender.

         MONTHLY FINANCIAL STATEMENTS. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than thirty (30) days after the end of each calendar month, month-end financial statements of Borrower (which shall be consolidated statements for Borrower and the Subsidiaries), including a balance sheet and an income statement,

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 12
LOAN NO. 7373872;0001                 (CONTINUED)
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         prepared and certified as correct to the best knowledge and belief by
         Borrower's chief financial officer or other officer or person acceptable to Lender. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than thirty
         (30) days after the end of each calendar month, month-end financial statements for Subsidiary, including a balance sheet and an income statement, prepared and certified as correct to the best knowledge and belief by the chief financial officer of the Subsidiary or other officer or person acceptable to Lender. Notwithstanding any other provisions to the contrary herein financial statements due for the months of May, August and November will be due forty-five (45) days from the end of the calendar month; and, financial statements due for the month of February will be due ninety (90) days from the end of the calendar month.

         ACCOUNTS PAYABLE AGING. Without demand or request by Lender, furnish Lender with, as soon as available, and in no event later than fifteen
         (15) days after the end of each calendar month end, a listing of all Accounts Payable balance and payment information, a listing of all Suppliers and/or Creditors for the prior month, with a payment aging of each Account Payable.

         MONTHLY LISTS OF DEBTORS. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than fifteen
         (15) days after the end of each calendar month, for Borrower and each Subsidiary keeping computerized records of Accounts Receivable balance and payment information, a listing of all Debtors for the prior month, with a payment aging of each Accounts Receivable. Each list shall be prepared by Borrower and each Subsidiary and certified as correct to the best knowledge and belief by the chief financial officer of Borrower and each Subsidiary or other officer or person acceptable to Lender, and shall be in form and content acceptable to Lender.

         DETAILED INVENTORY REPORT. Without demand or request by Lender, furnish Lender with, as soon as available, and in no event later than fifteen
         (15) days after the end of each calendar month end, a listing of all inventory on hand and/or merchandise for sale maintained by Borrower, or otherwise carried on Borrower's books and records, in sufficient detail as to provide for classification, age, type, cost and/or other information to satisfaction of Lender.

         BORROWING BASE CERTIFICATES. Without demand or request by Lender, within fifteen (15) days after the end of each month and at such times as Lender may request, furnish Lender with Borrowing Base Certificates, for Borrower and each Subsidiary, in reasonable detail and in form and content acceptable to Lender, prepared by Borrower and each Subsidiary and certified as correct to the best knowledge and belief by the chief financial officer of Borrower and each Subsidiary or other officer or person acceptable to Lender, identifying the calculation of the Borrowing Base, and certifying that Borrower is in compliance with all terms and conditions of this Agreement, including statements that (i) the amount owed to Lender attributed to each Subsidiary is less than 80% of each Subsidiary's Eligible Receivables, (ii) the amount owed to Lender attributed to each Subsidiary is less than 70% of the Borrower's cost of inventory covered by the A.P.S., Inc. Merchandise Repurchase Agreement and 50% of the Borrower's cost of all other inventory, (iii) all of the representations and warranties in this Agreement are true and correct, (iv) no Event of Default has occurred under this Agreement, and (v) no event has occurred which, with notice, the lapse of time or otherwise, could constitute an Event of Default under this Agreement. The Borrowing Base Certificates of Borrower shall be a compilation of the Borrowing Base Certificates of the Subsidiaries. The amount of gross receivables plus the amount of gross inventory of Borrower and each Subsidiary shown on the month-end Borrowing Base Certificates must be equal to the amount of gross receivables plus the amount of gross inventory shown on the Monthly Financial Statements prepared for the same month-end. A copy of the current Borrowing Base Certificate form to be used by Borrower and acceptable to Lender is attached to this Agreement as Exhibit "B"; however, Lender reserves the right to make changes to the form.

         GUARANTOR FINANCIAL STATEMENTS. Without demand or request by Lender, Borrower shall maintain on file with Lender a current (no more than one year old) personal financial statement for each Guarantor (excluding Subsidiaries), originally signed and dated by each Guarantor, in a form and content acceptable to Lender.

         TAX RETURNS. By July 15 of each year or within thirty (30) days of the filing of each, whichever occurs later, without demand or request, Borrower shall furnish copies of the federal tax returns for the prior year filed by Borrower, each Subsidiary, and each other Guarantor, with all schedules and supporting documentation.

         ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of Inventory, assets and liabilities, agings of receivables and Accounts Payable (aged), tax returns, and other reports with respect to the financial condition and business operations of Borrower and each Subsidiary as Lender may request from time to time.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 13
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------



         INSURANCE. Maintain fire and other risk insurance in an amount of not less than 80% of the average annual reported value of inventory as reflected in inventory reported to Lender, and public liability insurance, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least thirty
         (30) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

         INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining these values; and (f) the expiration date of the policy.

         OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         LOAN PROCEEDS. Use all Loan proceeds solely for the business operations of Borrower and the Subsidiaries, unless specifically consented to the contrary by Lender in writing. Borrower agrees not to use any Loan proceeds to acquire or carry margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Provided, however, that Borrower and the Subsidiaries may use loan proceeds to pay bonuses and to repurchase up to $300,000 of Borrower's stock as long as an Event of Default has not occurred and such a use of loan proceeds will not cause Borrower to be in default under any of the covenants listed in the section titled FINANCIAL COVENANTS.

         TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower, the Subsidiaries, or properties, income or profits of Borrower or the Subsidiaries, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of the properties, income, or profits of Borrower or the Subsidiaries. Provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and
         (b) Borrower or the Subsidiary shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against the properties, income, or profits of Borrower and the Subsidiaries.

         PERFORMANCE. Perform and comply with all terms, conditions and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

         OPERATIONS. Conduct its business affairs, and cause each Subsidiary to conduct its business affairs, in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including compliance with all minimum funding standards and other requirements of the ERISA and other laws applicable to employee benefit plans of Borrower and the Subsidiaries.

         OTHER SUBSIDIARIES. In the event Borrower creates or acquires an interest in any entity (other than any Subsidiary), the Borrower shall cause such other entity to grant to Lender Security Interests in such property and assets as Lender may require, including without limitation, all present and future accounts, inventory, rolling stock, fixed assets, instruments, documents, contract rights, and general intangibles of such entity. Borrower also agrees to cause such entity to execute a guarantee as required by Lender. The property and assets of such entity affected by the Security Interests granted to Lender shall be included in the definition of "Collateral" as set forth above and such entity shall be included in the definitions of "Guarantor" and "Subsidiary" as set forth above. Borrower also agrees to cause such entity to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Borrower also agrees to cause such entity to comply with all of the reporting requirements for each

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 14
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------



         Guarantor and each Subsidiary under this Agreement. Borrower also agrees to cause such entity to comply with all other covenants imposed upon each Guarantor and each Subsidiary under this Agreement.

         INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all collateral for the Loan or Loans and other properties of Borrower or any Subsidiary and to examine or audit the books, accounts, ledger sheets, and records of Borrower and any Subsidiary and to make copies and memoranda of the books, accounts, ledger sheets, and records of Borrower or any Subsidiary, at Lender's expense. If Borrower or any Subsidiary now or at any time hereafter maintains any records (including without limitation computer generated records and computer programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, at Lender's expense.

         CHANGE OF LOCATION. Immediately notify Lender in writing of any additions to or changes in the location of the businesses of Borrower and of any Subsidiary.

         TITLE TO ASSETS AND PROPERTY. Maintain good and marketable title to all of Borrower's assets and properties and cause each Subsidiary to maintain good and marketable title to its assets and properties.

         NOTICE OF DEFAULT, LITIGATION AND ERISA MATTERS. Forthwith upon learning of the occurrence of any of the following, Borrower shall provide Lender with written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (a) the occurrence of any Event of Default, or (b) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding, or (c) the occurrence of a Reportable Event under, or the institution of steps by Borrower or any Subsidiary to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which Borrower or any Subsidiary may have any liability.

         OTHER INFORMATION. From time to time, Borrower will provide Lender with such other information as Lender may reasonably request.

         EMPLOYEE BENEFIT PLANS. So long as this Agreement remains in effect, Borrower will maintain, and cause each Subsidiary to maintain, each employee benefit plan as to which it may have any liability, in compliance with all applicable requirements of law and regulations.

         OTHER AGREEMENTS. Borrower will not enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith and will not allow any Subsidiary to enter into such an agreement.

         ADDITIONAL ASSURANCES. Make, execute and deliver to Lender, and cause each Subsidiary to make, execute and deliver to Lender, such promissory notes, security agreements, and financing statements, as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that as long as this Agreement remains in effect Borrower shall not, without prior written consent of Lender:

         ISSUANCE OF SHARES. Issue, sell or otherwise dispose of, any shares of capital stock of Borrower or any subsidiary or other securities, or rights, warrants or options to purchase or acquire any shares or securities of Borrower or any subsidiary, or allow any Subsidiary to issue, sell or otherwise dispose of, any shares of its capital stock or other securities, or rights, warrants or options to purchase or acquire any of its own shares or securities. This section does not preclude the Borrower from complying with the issuance of stock as set forth in the Prospectus issued in connection with the initial public offering of November 18, 1996.

         REDEMPTION OF SHARES. Redeem, retire, or repurchase any shares of its capital stock or other securities, or allow any Subsidiary to redeem, retire or repurchase any shares of its capital stock or other securities. Provided, however, that Borrower may repurchase up to $300,000 of its Capital Stock for the purpose of providing for executive compensation incentive, as previously disclosed to Lender.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 15
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------



         INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, or allow any Subsidiary to create, incur or assume such indebtedness in excess of $250,000.00, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or allow any Subsidiary to sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of its assets, in excess of $500,000.00 in aggregate value for collateralizing loans for furniture, fixtures and equipment, motor vehicles, small equipment, etc., in the ordinary course of business, or
         (c) sell with recourse any of Borrower's accounts, or instruments except to Lender, or to allow any Subsidiary to sell with recourse any of its accounts, or instruments except to Lender.

         Borrower, as of the Effective Date, is operating 48 locations as shown on Exhibit "C" attached.

         CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, or allow any Subsidiary to engage in any business activities substantially different than those in which any such Subsidiary is presently engaged, (b) operate under any Trade Name other than Trade Names, if any, identified in this Agreement, or allow any Subsidiary to operate under any Trade Name other than Trade Names, if any, identified in this Agreement save and accept the travel company, (c) cease operations, liquidate, merge or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business, or allow any Subsidiary to cease operations, liquidate, merge or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business, or (d) pay any dividends on Borrower's stock or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure, or allow any Subsidiary to pay any dividends on its stock or purchase or retire any of its outstanding shares or alter or amend its capital structure. Provided, however, that Borrower may repurchase up to $300,000 of its Capital Stock for the purpose of providing for executive compensation incentive, as previously disclosed to Lender.

         LOANS, ACQUISITIONS, AND GUARANTIES. (a) Loan, invest in or advance money or assets other than in the ordinary course of business, or allow any Subsidiary to loan, invest in or advance money or assets other than in the ordinary course of business, (b) purchase, create or acquire any interest in any other enterprise or entity, or allow any Subsidiary to purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business, or allow any Subsidiary to incur any obligation as surety or guarantor other than in the ordinary course of business.

         OTHER OPERATIONS. Create or acquire an interest in any entity or establish any new operations or locations, or allow any Subsidiary or to create or acquire an interest in any entity or establish any new operations or locations. Notwithstanding the preceding sentence, Borrower may establish up to twelve (12) new locations per fiscal year 1998 and up to ten (10) new locations for fiscal year 1999, 2000, 2001 and 2002, so long as Borrower maintains compliance with all ratio requirements at all times.

FINANCIAL COVENANTS. Borrower covenants and agrees with Lender that as long as this Agreement remains in effect Borrower shall comply with the following financial covenants. All computations made to determine compliance with these Financial Covenants shall be made in accordance with generally accepted accounting principals, applied on a consistent basis, and certified by Borrower as being true and correct.

         MINIMUM CURRENT RATIO. The Borrower will maintain a ratio of current assets to current liabilities of not less than 1.05 to 1.00 as of the date of closing. On the 25th day of February, 1998, and thereafter, the Borrower will maintain a ratio of current assets to current liabilities of not less than 1.05 to 1.00. On the 25th day of February, 1999, and thereafter, the Borrower will maintain a ratio of current assets to current liabilities of not less than 1.07 to 1.00. On the 25th day of February, 2000, and thereafter, the Borrower will maintain a ratio of current assets to current liabilities of not less than 1.10 to 1.00. On the 25th day of February, 2001, the Borrower will maintain a ratio of current assets to current liabilities of not less than 1.12 to 1.00. On the 25th day of February, 2002, and thereafter, the Borrower will maintain a ratio of current assets to current liabilities of not less than 1.15 to 1.00.

         MINIMUM INTEREST COVERAGE. Borrower shall maintain at all times an interest coverage of at least 1.40 to 1.00, where interest coverage is the result of the following formula:

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 16
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------


                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 1998, and thereafter Borrower shall maintain an interest coverage of at least 1.50 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 1999, and thereafter Borrower shall maintain an interest coverage of at least 1.60 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 2000, and thereafter Borrower shall maintain an interest coverage of at least 1.70 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 2001, and thereafter Borrower shall maintain an interest coverage of at least 1.80 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 2002, and thereafter Borrower shall maintain an interest coverage of at least 1.90 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         MAXIMUM LEVERAGE POSITION. Borrower shall maintain a leverage position of no more than 2.00 to 1.00, beginning the date of closing, where Leverage Position is the result of the following formula:

                                     Debt
                               ------------------
                               Adjusted Net Worth

         On or before the 25th day of February, 1998, and thereafter, Borrower shall maintain a leverage position of no more than 2.00 to 1.00, where leverage position is the result of the following formula:

                                     Debt
                               ------------------
                               Adjusted Net Worth

         On or before the 25th day of February, 1999, and thereafter, Borrower shall maintain a leverage position of no more than 2.00 to 1.00, where leverage position is the result of the following formula:

                                     Debt
                               ------------------
                               Adjusted Net Worth

         On or before the 25th day of February, 2000, and thereafter, Borrower shall maintain a leverage position of no more than 2.00 to 1.00, where leverage position is the result of the following formula:

                                     Debt
                               ------------------
                               Adjusted Net Worth

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 17
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------


         On or before the 25th day of February, 2001, and thereafter, Borrower shall maintain a leverage position of no more than 2.00 to 1.00, where leverage position is the result of the following formula:

                                     Debt
                               ------------------
                               Adjusted Net Worth

         On or before the 25th day of February, 2002, and thereafter, Borrower shall maintain a leverage position of no more than 2.00 to 1.00, where leverage position is the result of the following formula:

                                     Debt
                               ------------------
                               Adjusted Net Worth

         TESTING FREQUENCY. Borrower shall be tested quarterly (based on the fiscal year of Borrower) for compliance with Minimum Current Ratio, Minimum Interest Coverage and Maximum Leverage Position requirements after receipt of Borrower's monthly and annual financial statements.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower, any Subsidiary, or any other Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower, any Subsidiary has with Lender; (b) Borrower or any Subsidiary becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankruptcy, (c) there occurs a material adverse change in the financial condition of Borrower or any Subsidiary, or in the financial condition of any other Guarantor, or in the value of any Collateral securing any Loan; (d) any Subsidiary seeks, claims, or otherwise attempts to limit, modify or revoke any Security Interest granted to Lender; (e) any Guarantor claims or otherwise attempts to limit, modify, or revoke such Guarantor's guaranty of the Loan with Lender; or (f) Lender in good faith deems itself insecure even though no Event of Default shall have occurred.

DEPOSIT ACCOUNTS. As collateral security for repayment of Borrower's Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of Borrower's Note and any and all other present and future indebtedness and obligations that Borrower (or any of them) may then owe to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees; provided, however that the Event of Default prerequisite for application authority shall not apply to any Dominion Account.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

         DEFAULT UNDER THE INDEBTEDNESS. Should Borrower default in the payment of principal or interest under the Indebtedness.

         DEFAULT UNDER THIS AGREEMENT. Should Borrower or any Subsidiary violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement, including, without limitation, failure to deposit into a Dominion Account, if applicable, any collection made of any amounts due under any account within one Business Day of receipt.

         DEFAULT UNDER OTHER AGREEMENTS. Should any event of default occur or exist under any Related Document which directly or indirectly secures repayment of the Loan and the Indebtedness.

         OTHER DEFAULTS IN FAVOR OF LENDER. Should Borrower or any Guarantor default under any other loan, extension of credit, security agreement, or obligation in favor of Lender.

         DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, Lease Agreement, or any other agreement, in favor of any other creditor or person

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 18
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------


         that may materially affect any of the property of Borrower or any Subsidiary, or the ability of Borrower or any Guarantor to perform their respective obligations under this Agreement, or any Related Document, or pertaining to the Indebtedness.

         OTHER OPERATIONS. Should any Borrower or any Subsidiary create or acquire an interest in any entity or establish any new operations or locations without the written consent of Lender.

         DEATH OR INTERDICTION. Should RANDALL B. RANKIN die or be interdicted and such death or interdiction result in a material adverse change and all indebtedness is not fully paid within one hundred eighty (180) days after Lender notifies Borrower that Lender intends to exercise its option to accelerate payment of all indebtedness due to the death or interdiction of RANDALL B. RANKIN. Any default event or Event of Default provided in any of the Related Documents based on the death or interdiction of any person, shall act as a default event or an Event of Default only in the event of the death or interdiction of a person named in this provision of this Agreement.

         INSOLVENCY. Should the suspension, failure, or insolvency, however evidenced, of Borrower, any Subsidiary, A.P.S., Inc., and/or AFCO, Inc.

         READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Borrower, any Subsidiary, A.P.S., Inc., and/or AFCO, Inc.

         ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Borrower, A.P.S., Inc., and/or AFCO, Inc., file proceedings for a respite or make a general assignment for the benefit of creditors.

         RECEIVERSHIP. Should a receiver of all or any part of Borrower's property be applied for or appointed.

         DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Borrower, A.P.S., Inc., and/or AFCO, Inc.

         FALSE STATEMENTS. Should any representation or warranty of Borrower or any Guarantor made in connection with the Loan prove to be incorrect or misleading in any material respect.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Loans immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Notwithstanding any provision to the contrary herein, should an Event of Default occur by A.P.S., Inc., or AFCO, Inc., of the type described in the "Insolvency", "Readjustment of Indebtedness", "Assignment for Benefit of Creditor's", or "Dissolution Proceedings" subsections above, then, in such an event, at the option of Lender, the percentage of "Eligible Inventory" used in the calculation of the "Borrower Base" shall be reduced from 70% of Borrower's cost to 50% of Borrower's cost.

If any Event of Default shall occur, Lender shall have the right at its sole option, to accelerate payment of Borrower's Note in full, in principal, interest, costs, expenses, attorneys' fees, and other fees and charges, as well as to accelerate the maturity of any and all other loans and/or obligations that Borrower may then owe to Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, and whether now existing or hereafter arising, and whether Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or as a surety, of every nature and kind whatsoever, whether any such indebtedness may be barred under any statute of limitations.

If any Event of Default shall occur, Lender shall have the additional right, again at its sole option, to file an appropriate collection action against Borrower and/or against any Guarantor, and/or to proceed or exercise any rights against any Collateral then securing repayment of Borrower's Loan and Note. Borrower further agrees that Lender's remedies shall be cumulative in nature and nothing under this Agreement or otherwise, shall be construed as to limit or restrict the options and remedies available to Lender following any event of default under this Agreement or otherwise.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 19
LOAN NO. 7373872;0001                 (CONTINUED)
--------------------------------------------------------------------------------




If any Event of Default shall occur, Lender shall have the additional right, again at its sole option, to notify Debtors to make payments directly to Lender. Lender may remove from the business premises of Borrower and the Subsidiaries, all documents, files, ledgers, computer tapes and disks, and all other records relating to the Collateral to facilitate in making direct collections. Borrower shall be responsible for and pay all costs and expenses incurred by Lender in making direct collections, including Lender's internal costs and attorneys' fees. As soon as practical after receipt of payments directly from Debtors, Lender shall deposit the collections into a Dominion Account if applicable.

Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

INSOLVENCY, READJUSTMENT OF INDEBTEDNESS, ASSIGNMENT FOR BENEFIT OF CREDITORS, DISSOLUTION PROCEEDINGS OF A.P.S., INC., AND/OR AFCO, INC. Should the suspension, failure or insolvency, however evidenced, of A.P.S., Inc., and/or AFCO, Inc. occur or exist; or should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law, be brought by or against A.P.S., Inc. and/or AFCO, Inc.; or should A.P.S., Inc. and/or AFCO, Inc., file proceedings for a respite or make a general assignment for the benefit of creditors; or should proceedings for the dissolution or appointment of a liquidator of A.P.S., Inc. and/or AFCO, Inc., then, in such an event, at the option of the Lender, the percentage of "Eligible Inventory" used in the calculation of the "Borrower Base" shall be reduced from 70% of Borrower's cost to 50% of Borrower's cost.

ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents:

         CORPORATE RESOLUTION. Borrower has provided or will provide Lender with a certified copy of resolutions properly adopted by Borrower's Board of Directors, and certified by Borrower's corporate secretary or assistant secretary, under which Borrower's Board of Directors authorized one or more designated officers or employees to execute this Agreement on behalf of Borrower and to execute the above referenced Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated hereunder, and to consent to the remedies following Borrower's default as provided herein and under the above referenced Security Agreements.

         CERTIFICATION. Where required by Lender, Borrower has provided or will provide Lender with a certificate executed by Borrower's principal or executive officer, certifying that the representations and warranties set forth in this Agreement are true and correct, and further certifying that no Event of Default presently exists under this Agreement, or under Borrower's Note, or under any Security Agreement directly or indirectly securing repayment of the same, as of the date hereof.

         OPINION OF COUNSEL. Where required by Lender, Borrower has provided or will provide Lender with an opinion of Borrower's counsel certifying to and that: (a) Borrower is validly existing and in good standing; (b) Borrower has authority to enter into this Agreement and to consummate the transactions contemplated hereunder; and, (c) such other matters as may have been requested by Lender or by Lender's counsel.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Louisiana. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, who must be insured by the Federal Deposit Insurance

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 20
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         Corporation, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests.

         CONTROLLING TERMS. The Related Documents shall contain such terms and provisions as the parties thereto shall agree (including provisions for repayment, interest and security) and the terms and conditions of each of the Related Documents shall be cumulative and in addition to the terms and provision of this Agreement, which shall apply to all Related Documents. This Agreement and all of the Related Documents shall be construed in such a manner as to give full force and effect to all provisions of this Agreement and the Related Documents; however, in the event of any irreconcilable conflict between the terms and provisions contained in this Agreement and in any of the Related Documents, the terms and provisions of this Agreement shall control.

         COSTS AND EXPENSES. Borrower agrees to pay upon demand one-half (1/2) of Lender's out-of-pocket expenses, including attorneys' fees, incurred in connection with this Agreement or in connection with the Loans made pursuant to this Agreement. If an Event of Default occurs, Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

         NOTICES. To give Borrower any notice required under this Agreement, Lender shall mail the notice to Borrower by registered or certified mail at the address specified in this Agreement, or at any other address that Borrower may have given to Lender by written notice as provided in this paragraph. In the event that there is more than one Borrower under this Agreement, notice to a single Borrower shall be considered as notice to all Borrowers. To give Lender any notice under this Agreement, Borrower (or any Borrower) shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Borrower (or any Borrower) by written notice as provided in this paragraph. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U. S. Mail, by registered or certified mail to the address specified in this Agreement.

         POWER OF ATTORNEY. Each Power of Attorney granted in a Security Agreement by Borrower, any Subsidiary, or any other Grantor shall become effective only after an Event of Default occurs.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         SOLE DISCRETION OF LENDER. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive. Provided, however, that Lender will act reasonably and in good faith in exercising its discretion.

         SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

OCTOBER 7, 1997           AMENDED AND RESTATED LOAN AGREEMENT           PAGE 21
LOAN NO. 7373872;0001                 (CONTINUED)
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         SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

         WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. (a) The Borrower and the Lender hereby waive trial by jury in any action or proceeding to which the Borrower and the Lender may be parties, arising out of or in any way pertaining to (i) the Note, (ii) this Agreement, (iii) the Related Documents, or (iv) the Collateral. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not willingly and voluntarily made by the Borrower and the Lender, and the Borrower and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower and the Lender further represent that it has been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

         (b) The Borrower hereby irrevocably consents to the jurisdiction of the state courts of Louisiana and the Federal Courts in Louisiana, and agrees that any action or proceeding arising out of or brought to enforce the provisions of the note, this Agreement and/or the Collateral Documents may be brought in any court having subject matter jurisdiction.

         (c) The Borrower and Lender hereby irrevocably consent to venue in Rapides Parish, Louisiana.

BORROWER ACKNOWLEDGES HAVING READ ALL OF THE PROVISIONS OF THIS AMENDED AND RESTATED LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF THE 7TH DAY OF OCTOBER, 1997.

BORROWER:                                      LENDER:

RANKIN AUTOMOTIVE GROUP, INC.                  HIBERNIA NATIONAL BANK
F/K/A RANKIN AUTOMOTIVE WAREHOUSE, INC.

BY:                                            BY:
   -------------------------------                ----------------------------
   RANDALL B. RANKIN, PRESIDENT                   KERMIT W. PHARRIS, JR.
                                                  VICE PRESIDENT